Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt (Abstract)
Long Term Debt
8.	Long-Term Debt:

The following table summarizes the Company's long-term debt:

Description	December 31, 2010	December 31, 2011
Long-term loans, net of unamortized deferred financing fees of $11.2 million and $9.1 million, respectively	$1,037,716	$933,472
1.875% Convertible Senior Notes due 2027, net of unamortized deferred financing fees of $1.9 million and $1.4 million, respectively	116,325	124,123
	1,154,041	1,057,595
Less: Current portion of long-term debt, net of unamortized deferred financing fees of $2.8 million and $2.7 million, respectively	(107,369)	(104,879)
Long-term debt, net of current portion	$1,046,672	$952,716

Nordea Credit Facility

In April 2008 the Company entered into a credit facility of $1.4 billion in order to finance the cash consideration paid to Quintana's shareholders, to repay Quintana's loans and the outstanding balance ($175.9 million) of certain Company's loans and for working capital purposes. The loan consists of a term loan ($1.0 billion) and a revolving credit facility ($400.0 million) and it was drawndown in full on April 15, 2008. The term loan amortizes in quarterly variable installments through April 2016, while the revolving credit facility shall be repaid in one installment on the term loan maturity date.

Financial covenants

The loan entered in April 2008 contains certain financial covenants that require the Company to maintain an adjusted market value leverage ratio of not greater than 0.7:1.0, maintain a ratio of EBITDA to gross interest expense of not less than 3.0 to 1.0, maintain a book net worth of greater than $750.0 million, maintain a minimum of cash and cash equivalents of no less than 7.5% of the outstanding total debt and on the third anniversary and thereafter, no less than 10% of the outstanding total debt, and to ensure that the aggregate fair market value of the collateral vessels at all times is not less than 135% of the sum of (i) the then aggregate outstanding principal amount of the credit facility and (ii) the unused commitment under the revolving loan, provided that the Company has 45 days to cure any default under this particular covenant so long as the default was not the result of a voluntary vessel disposition.  In addition, from and after the Company's fiscal quarter falling on or after the third anniversary of the closing date of the credit facility (April 15, 2008), maintain at the end of each fiscal quarter a ratio of total net debt to EBITDA, for the four fiscal quarters ended as of the end of such quarter, of not greater than 6.0:1.0.

First amendment

On March 31, 2009, the Company concluded an amended agreement with Nordea and modified certain of the initial agreement terms in order to comply with the financial covenants related to the collateral vessels' market values following the significant decline prevailed in the market and any potential future non-compliance with the minimum liquidity covenant. The amended terms, which were effective from December 4, 2008 until January 1, 2011, contained financial covenants requiring the Company to maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a ratio of EBITDA to gross interest expense of not less than 1.75:1.0, maintain a book net worth of greater than $750.0 million, maintain a minimum of cash and cash equivalents of 25.0 million, and to ensure that the aggregate fair market value of the collateral vessels at all times is not less than 65% of the sum of (i) the then aggregate outstanding principal amount of the credit facility and (ii) the unused commitment under the revolving loan.

In addition, in accordance with the amended terms, the loan margin increased to 2.5% and the loan repayment schedule was modified to defer an amount of $150.5 million in the balloon payment which would be decreased by any excess cash flows and equity injections.

In this respect, two companies owned and controlled by entities affiliated with the family of the Company's Chairman of the Board of Directors injected a total of $50.0 million of new equity in 2009 and 2010 which were used to prepay a portion of the balloon payment of the credit facility.

During the waiver period discussed above,  the Company had the option to declare the deferral of an additional one or more instalments ("Deferred Option Principal") up to an aggregate amount equal to the paid-in equity discussed above, subject to (i) an increase in the margin of  0.05% as long as any deferrals were outstanding, (ii) 100% of new equity and excess cash proceeds, accumulated after the date of declaring the deferral option, being used towards payment of deferral option amounts as long as deferral options were outstanding, and (iii) deferral options were only permitted if all covenants were met. The loan terms also provided that any excess cash flow as defined in the amended agreement, would be firstly applied against any Deferred Option Principal, the 70% of the remaining excess cash flow against the term loan repayments and the remainder 30% to build and maintain in a pledged account a capex reserve of up to $50.0 million, which would be funded also through new equity, to specifically finance the newbuildings discussed under Note 7 above.

Any amounts left in this reserve after dealing with the newbuildings would be applied against the deferred payments, to increase cash and cash equivalents in order to comply with the minimum liquidity requirements set forth in the loan agreement after January 1, 2011 and to reduce the loan repayment amount inverse order of maturity.

A first priority mortgage over the vessel Sandra, as well as a first assignment of vessel insurances and earnings was provided as additional security for the amended facility. In addition, no dividends would be declared and paid until the loan outstanding balance was brought to the same levels as per the original schedule, the Company was in compliance with all covenants of the original loan agreement and no event of default existed or would result upon giving effect to such dividend, while no repurchase of convertible notes would be effected unless through the concept of exchange offerings (i.e. without any cash outflow for the Company) as well as the Company would not, and would not permit any of its subsidiaries to, make any cash share buybacks.

On June 30, 2010, the Company notified its major lenders of its intention to make a payment of $28.0 million, in addition to the regular instalment of $18.0 million due on July 1, 2010. The payment was made in accordance with the excess cash flow provision as defined in the amended agreement and as such, it was applied against the term loan instalment due on April 1, 2016.

On July 1, 2010, following the total payment of $46.0 million, the Company repaid the total principal amount of $455.0 million that the Company would have paid in accordance with the original credit facility dated April 14, 2008 and on the payment date the Company was in compliance with the relevant financial covenants applicable after the end of the waiver period.

As a result, the excess cash flow provision was terminated and the loan applicable margin for the interest period starting July 1st decreased from 2.5% to 1.25% and remained at this level until the expiration of the waiver period, as the Company continued to be in compliance with the relevant financial covenants as applicable after the end of the waiver period.

For the period from the end of the waiver period (January 1, 2011) and throughout the term of the facility, the applicable covenants would be those provided in the original loan agreement, as discussed above, with the exception of the minimum cash and cash equivalents requirement which would be not less than $1,000 per collateral vessel.

Second amendment

On June 1, 2010, the Company concluded an amended agreement in relation to the facility and modified certain of its terms relating to long-term fleet employment requirement for the collateral vessels. According to the amended terms, on and after December 31, 2010 and up to December 31, 2013, the Company is required to employ under time charters no fewer than 50% of the collateral vessel's total available calendar days for the period of the next 12 months from each semi-annual measurement date.

Third amendment

On December 23, 2010, the Company concluded an amended agreement in relation to the facility which provides that the aggregate fair market value of the collateral vessels at all times is not less than 135% of the then aggregate outstanding principal amount of the credit facility provided that the Company has 45 days to cure any default under this particular covenant so long as the default was not the result of a voluntary vessel disposition.

On May 3, 2011, the Company, in anticipation of a probable non compliance with the hull cover ratio clause of the original loan agreement upon expiration of the waiver period (providing for an aggregate fair market value of the borrowers' vessels not less than 135% of the outstanding loan), prepaid $11.0 million.

Fourth amendment

Further to the above, in July 2011, the Company modified certain financial covenants through December 31, 2012 in order to address the weak charter market conditions and the unusual high volatility in the sales and purchase market, both having a significant impact on the compliance of its financial covenants.

The financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain an adjusted market value leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.0 thereafter through December 31, 2012,  maintain a ratio of total net debt to EBITDA of not greater than 6.0:1.0 through and including March 31, 2012, while the covenant is waived thereafter up to December 31, 2012, maintain minimum liquidity of $1.0 million per collateral vessel plus an additional $10.0 million through and including December 31, 2012 and maintain, during the waiver period from June 30, 2011 to December 31, 2012, an aggregate fair market value of the collateral vessels at all times not less than 105% through and including March 31, 2012 and not less than 115% thereafter to December 31, 2012 of the then aggregate outstanding principal amount of the facility. During the waiver period no dividends may be declared and paid and no investment and vessel acquisition or construction are permitted, unless the Company is in compliance with the original covenants. During the waiver period the loan margin increases to 2.50%, unless the Company is in compliance with the original covenants where the margin reverts back to 1.25%.

Following the fourth amendment discussed above, the amount of $11.0 million was drawndown again on September 29, 2011.

Credit Suisse Credit Facility

In November 2007, the Company concluded a term loan of $75.6 million in order to partly finance the acquisition cost of the vessels July M and Mairouli. The loan amortizes in quarterly equal installments through December 2022 plus a balloon payment of $12.6 million together with the last installment.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain an adjusted market value leverage ratio of not greater than 0.7:1.0, maintain a ratio of EBITDA to net interest expense greater than 2.0:1.0, maintain a net worth (adjusted by the market value of total assets) of at least $150.0 million, maintain a minimum of cash and marketable securities of an amount not less than $10.0 million; and to ensure that the aggregate of the fair market value of the borrowers' vessels and the value of any additional security at all times is not less than 125% of the outstanding loan.

First supplemental agreement

On March 31, 2009, the Company concluded a first supplemental agreement with Credit Suisse and modified certain of the initial agreement terms in order to comply with the financial covenants that related to the vessels' market values following the significant decline in the vessel's fair market values. The amended terms which were effective from December 4, 2008 until January 1, 2011 contained financial covenants requiring the Company to maintain minimum liquidity of $25.0 million, maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a book net worth of not less than $750.0 million, maintain a ratio of EBITDA to net interest of not less than 1.75: 1.0 and maintain an aggregate fair market value of the borrowers' vessels at all times not less than 65% of the sum of the loan. The loan margin increased to 2.25%. For the period from the end of the waiver period (January 1, 2011) and up to the maturity of the loan, the applicable covenants will be those provided in the original loan agreement, as discussed above, with the exception of the minimum cash and cash equivalents requirement which shall be not less than $1,000 per fleet vessel.

Second supplemental agreement

On February 28, 2011, the Company, in anticipation of a probable non compliance with the hull cover ratio clause of the original loan agreement upon expiration of the waiver period (providing for an aggregate fair market value of the borrowers' vessels not less than 125% of the outstanding loan), following respective arrangements with its lenders, agreed to place an amount of $11.8 million as additional security in accordance with the relative clause of the loan agreement. The amount was reflected in the accompanying 2010 consolidated balance sheet under restricted cash current and restricted cash non-current as a proportion of the current and long-term portion of the related loan that secured.

Third supplemental agreement

Further to the above, in July 2011, the Company modified certain financial covenants through December 31, 2012 in order to address the weak charter market conditions and the unusual high volatility in the sales and purchase market, both having a significant impact on the compliance of its financial covenants. The amended financial covenants require the Company to maintain for the period from June 30, 2011 to and including December 31, 2012 a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012, not less than 1.75:1.00 as of December 31, 2012 and not less than 3.0:1.0 thereafter, maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012, and thereafter reverting to $1.0 million per Nordea collateral vessel or $10.0 million in case Nordea facility is fully repaid and maintain an aggregate fair market value of the collateral vessels at all times not less than 105% through and including March 31, 2012, not less than 115% through December 31, 2012 and not less than 125% thereafter, of the then outstanding principal amount of the facility.

In addition, minimum net worth is changed to $750.0 million in terms of book values permanently. The loan margin increased to 2.50% effective from June 30, 2011 through December 31, 2012 or upon compliance with the original financial covenants, when the margin decreases to its original level of 0.675% and the existing collateral deposit of $11.8 million will be pledged to the lender until December 31, 2012.

After December 31, 2012 it may be released to the Company upon request to the Lender in writing, to the extent that the applicable value to loan ratio is complied with after such release and provided that there is no event of default which is continuing (Note 19(c)). Until December 31, 2012 no dividends may be declared and paid and no investment is permitted unless the Company is in compliance with the original covenants. As of December 31, 2011 and following the above amendment, the amount of $11.8 million was reflected under restricted cash non-current in the accompanying 2011 consolidated balance sheet.

In February 2012, the lender accepted a request made by the Company in relation to the leverage definition of the financial covenants in order to align it with the definition used in the Company's remaining loans. The amendment was effective as of December 31, 2011.

DVB Credit Facility

On April 26, 2010, Christine Shipco LLC entered into a loan agreement for the post-delivery financing of the Christine in the amount of the lesser of $42.0 million or 65% of the fair value of the Christine upon delivery. The loan was drawn in full on the vessel delivery date (April 30, 2010). The loan bears interest at LIBOR plus a margin of 3% and is repayable in 26 quarterly instalments and a balloon payment of approximately $20.8 million through December 2016. A first priority mortgage over the Christine as well as a first assignment of vessel insurances and earnings have been provided as security. The Company has also guaranteed the performance of Christine Shipco LLC for up to 71.4%, while a letter of undertaking for the remaining 28.6% has been provided by Robertson Maritime Investors LLC.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain a leverage ratio of not greater than 0.7:1.0  based on book values up to January 1, 2011 and as adjusted based on fleet market value thereafter, maintain a ratio of EBITDA to gross interest expense greater than 1.75:1.0 up to January 1, 2011 and greater than 3.0:1.0 thereafter, maintain a net worth (based on book values) of at least $750.0 million, maintain a minimum liquidity of $25.0 million up to January 1, 2011 and $1.0 million per fleet vessel thereafter, and to ensure that the aggregate of the fair market value of the borrower's vessel and the value of any additional security at all times is not less than 115% for the first three years and 120% thereafter. In addition, Christine Shipco must maintain minimum liquidity with the bank which stands at $0.5 million at all times.

First supplemental agreement

In July 2011 and in line with the Nordea and Credit Suisse amendments, the Company entered into a supplemental agreement with DVB and amended certain of its financial covenants. The  financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.00 as of December 31, 2012, maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012. During the waiver period no dividends may be declared and paid and no investment is permitted, unless the Company is in compliance with the original covenants.

ABN Credit Facility

On February 11, 2010, Hope Shipco LLC entered into a loan agreement for the financing of the vessel Mairaki in the amount of maximum $42.0 million but in any event not more than 75% of the fair value of the vessel upon delivery. The loan which was drawn down in various instalments following the vessel construction progress through January 2011, bears interest at LIBOR plus a margin of 2.75% and is repayable in twenty quarterly instalments and a balloon payment through January 2016.

The first, second and third drawdown, amounting to $13.9 million, $6.0 million and $6.0 million, respectively, took place on March 9, 2010, August 20, 2010 and October 1, 2010 to partially finance the second, third and fourth payment instalments to the shipyard upon the steel cutting, keel laying and launching, as provided in the relevant shipbuilding contract. On January 6, 2011, $16.1 million were drawndown under the facility to partly finance the delivery payment of vessel Mairaki to the shipyard. The loan amortizes in 20 quarterly equal instalments through January 2016 including a balloon payment of $26.5 million together with the last installment.

A first priority assignment of the refund guarantee and the shipbuilding contract in addition to other customary securities have been provided for the vessel pre-delivery period and a first priority mortgage, as well as a first assignment of vessel insurances and earnings have been provided as security for the vessel post delivery period. A second priority mortgage and a second priority assignment of the vessel insurances and earnings have been provided as security for an existing swap agreement. Additionally no dividends may be paid without the prior written consent of the lender.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a ratio of EBITDA to net interest expense greater than 1.75:1.0, maintain a net worth (based on book values) of at least $750.0 million, maintain a minimum liquidity of $25.0 million up to January 1, 2011 and $1.0 million per fleet vessel thereafter, and to ensure that the aggregate of the fair market value of the borrower's vessel and the value of any additional security at all times is not less than 115%.

First supplemental agreement

In November 2011, the Company entered into a supplemental agreement with ABN in order to align its financial covenants with the Nordea Credit facility. The  financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.00 thereafter and up to December 31, 2012, maintain a ratio of total net debt to EBITDA of not greater than 6.0:1.0 for the period from June 30, 2011 through March 31, 2012 and  from January 1, 2013 and thereafter (with such covenant being waived during the period from April 1, 2012 through December 31, 2012) (Note 19(c)), maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012. During the waiver period no dividends may be declared and paid and no investment is permitted, unless the Company is in compliance with the original covenants.

In relation to the loan amendments concluded in July 2011, the Company incurred $0.9 million of financing fees which were deferred and amortized over the term of the related loan agreements using the effective interest method.

1.875% Unsecured Convertible Senior Notes due 2027

In October 2007, the Company completed its offering of $125,000 aggregate principal amount of Convertible un-secured Senior Notes due 2027 (the "Notes") subsequent to which, the initial purchaser exercised in full its option to acquire an additional of $25,000 of the Notes solely to cover over-allotments. The Notes bear interest semi-annually at a rate of 1.875% per annum, and were initially convertible at a base conversion rate of approximately 10.9529 Excel Class A common shares per $1 principal amount of Notes.

This conversion rate has since been adjusted to 11.2702 Excel Class A common shares per $1 principal amount of Notes as a consequence of the payment of dividends by the Company in 2008 at levels exceeding a threshold set forth in the indenture governing the Notes. The initial conversion price was set at $91.30 per share and an incremental share factor of 5.4765 Excel Class A common shares per $1 principal amount of Notes. The conversion price has since been adjusted to $88.73 per share, based on which the maximum amount of shares to be issued upon conversion is 1,690,522 Class A common shares and the incremental share factor has since been adjusted to 5.6351 Excel Class A common shares per $1 principal amount of Notes.

On conversion, any amount due up to the principal portion of the Notes will be paid in cash, with the remainder, if any, settled in shares of Excel Class A common shares. In addition, the Notes holders are only entitled to the conversion premium if the share price exceeds the market price trigger of $88.73 and thus, until the stock price exceeds the conversion price of $88.73, the instrument will not be settled in shares and only the portion in excess of the principal amount will be settled in shares. The Notes are due October 15, 2027.

The Notes also contain an embedded put option that allows the holder to require the Company to purchase the Notes at the option of the holder for the principal amount outstanding plus any accrued and unpaid interest (i.e. no value for any conversion premium, if applicable) on specified dates (i.e. October 15, 2014, October 15, 2017 and October 15, 2022), and a separate call option that allows for the Company to redeem the Notes at any time on or after October 22, 2014 for the principal amount outstanding plus any accrued and unpaid interest (i.e. no value for any conversion premium, if applicable). Any repurchase or redemption of the Notes will be for cash.

As discussed in Note 2(r), the Company follows the provisions of ASC Topic 470-20 which requires that the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) be separately accounted for in a manner that reflects an issuer's nonconvertible debt borrowing rate. As a result, the liability component is recorded at a discount reflecting its below market coupon interest rate, and is subsequently accreted to its par value over its expected life, with the rate of interest that reflects the market rate at issuance being reflected in the results of operations.

The Company adopted ASC 470-20 on January 1, 2009 as its convertible senior notes are within the scope of the standard and applied a nonconvertible borrowing rate of 8.64% based on comparable borrowing arrangements of peers, which resulted in the recognition of a discount on the convertible senior notes totaling $51,456, with the offsetting amount recognized as a component of additional paid-in capital. The recognized discount is amortized through October 2014. As of December 31, 2010 and 2011, the liability component of the convertible notes amounted to $118.2 million and $125.6 million, respectively, while the interest expense for each of the years ended December 31, 2009, 2010 and 2011 amounted to $2.8 million.

Following the amendatory agreements described above and in note 19(b), the Company was in compliance with all of the applicable financial covenants at December 31, 2011. The Company, taking all measures to manage its working capital requirement, believes that it will continue to be in compliance with its loan covenants at the next loan covenant measurement dates for a reasonable time and throughout the waiver period.

There can be no assurance however as to whether the vessel values and charter rates will further deteriorate and to what extent, and accordingly if these will be sufficient for the Company to be in compliance with certain of its loan covenants in the future. Management is in continuous contact with the lending banks and believes that the Company will be in a position to cure any unlikely event of non-compliance in a timely manner. In addition, management expects that the lenders would not declare an event of default, therefore not demand immediate repayment of the loans, provided that the Company pays loan principal instalments and accumulated or accrued interest as they fall due under its existing debt agreements.

Cash being generated from operations is expected to be sufficient for this purpose for a reasonable period of time. Accordingly, in accordance with the provisions of ASC 470-10-45 "Classification of Debt that Includes Covenants" all amounts not due within the next twelve months under the amended loan terms, have been classified as long-term liabilities in the accompanying 2011 consolidated balance sheet.

All of the Company's outstanding loan agreements contain cross default provisions.

As of December 31, 2011 and without taking into consideration the Company's right to defer instalments of up to $100 million, subject to certain preconditions, as discussed in note 19(b) , the following repayments of principal are required over the next five years and through out their term for the Company's debt facilities:

Period	Principal Repayment
January 1, 2012 to December 31, 2012	$107,622
January 1, 2013 to December 31, 2013	107,622
January 1, 2014 to December 31, 2014	257,622
January 1, 2015 to December 31, 2015	93,061
January 1, 2016 to December 31, 2016	488,825
January 1, 2017 thereafter	37,800
$1,092,552
Less: Unamortized debt discount of the 1.875% Unsecured Convertible Senior Notes	(24,438)
Total	$1,068,114

Borrowings under the credit facilities bear interest at LIBOR plus a margin and the average interest rate (including the margin and the interest swap effect) at December 31, 2009, 2010 and 2011 was 4.1%, 4.0% and 2.8%, respectively. Interest expense for the years ended December 31, 2009, 2010 and 2011, net of interest capitalized, amounted to $43.3 million, $26.7 million and $24.9 million, respectively, and is included in interest and finance costs in the accompanying consolidated statements of operations. Interest capitalized for the years ended December 31, 2009, 2010 and 2011 amounted to $1.6 million, $1.6 million and $0.06 million respectively. Capitalized interest is included in Vessels under construction and it is transferred to Vessels, net upon vessel delivery from the shipyard.